SCHEDULE OF EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Net income per share:
Net income for the year	$ 42,222	$ 164,484
Weighted average number of shares outstanding	89,849,385	88,438,988
Earnings per share – basic	$ 0.47	$ 1.86
Weighted average number of shares outstanding	89,849,385	88,438,988
Incremental shares from options, RSUs, DSUs and PSUs	2,347,706	625,000
Earnings per share – diluted	$ 0.46	$ 1.85